PC&J PRESERVATION FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1998 and Independent
Auditors' Report

    PC&J PRESERVATION  FUND

    ANNUAL REVIEW

    Unaudited
-----------------------------------------------------------------------------
    INTRODUCTION

    The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1998 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.

    YEAR 2000 COMPLIANCE

    Year 2000 Compliance is an important issue facing the financial services industry. While our critical internal systems are in compliance, we are undertaking a review of all of our systems, and monitoring the progress of our suppliers to ensure the accuracy and safety of your investments. We do not anticipate any significant problems.

    MANAGEMENT REVIEW AND ANALYSIS

    An international financial crisis, the implosion of a star-studded hedge fund and three rate cuts by the Federal Reserve were enough to send investors scurring to find safety in the treasury market. Long-term bond yields fell to levels not seen in decades. The strength was not universal however, as investors shunned anything with above average risk. Both the high-grade credit and low-grade credit corporate bond markets saw increased spreads as recession worries came to our shores.

                 AVERAGE ANNUAL TOTAL RETURNS

                                  1 Yr.      5 Yrs     10 Yrs
          Preservation Fund        8.4%      6.1%      7.8%
          Lehman Index             10.0%     7.2%      9.3%
          Treasury Bills (3mnth)   5.1%      5.1%      5.4%

    Long-term yields began the year at 5.92% and ended at 5.09%, while 1-year treasuries fell 100 basis points to 4.48 percent. Because rates declined across all maturities, bonds provided some capital appreciation in addition to the interest income, with longer maturities providing more appreciation.

    The Lehman Index, with its relatively longer average maturity, provided a 10.0% return for the year. The PC&J Preservation Fund, with a shorter average maturity (less than 5 years) and a higher commitment to high quality investments, provided an 8.4% return, out-performing the 5.1% return of treasury bills, the cash alternative.

    For the first three quarters of the year, Kathleen Carlson, lead portfolio manager, lengthened the average maturity of the Fund, believing economic weakness and international jitters would cause investors to bid up bond prices. She also increased its investment in the higher yielding taxable municipal market. Desiring to lock in some of the gains, during the fourth quarter some of the longer maturing treasury investments were replaced to reduce the average maturity to less than five years.

    Looking out over a 5 and 10-year timeframe, the Fund continues to meet its goal of providing a return superior to cash alternatives as measured by 3-month Treasury bills. We have also found that the strategy of maintaining a lower risk posture than the Lehman Index, through a lower average maturity and larger weighting in the higher quality investments, has led to returns that are more consistent over time. We believe this is appropriate for our preservation of capital objective.

             GROWTH OF $10,000 INVESTMENT

                 Preservation Lehman G/C  Treasury B
                 Growth       Growth      Growth
          88     10,000       10,000      10,000
          89     11,130       11,420      10,840
          90     12,165       12,368      11,686
          91     13,674       14,359      12,340
          92     14,535       15,450      12,772
          93     15,770       17,150      13,155
          94     15,392       16,550      13,668
          95     17,732       19,578      14,488
          96     18,219       20,146      15,257
          97     19,567       22,060      16,071
          98     21,201       24,266      16,890

    TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION.

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
  PC&J PRESERVATION FUND

  SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1998

  ----------------------------------------------------------------------------
                                   PERCENT   YEARS
                                   OF NET     TO      PRINCIPAL   MARKET
  SECURITY (Note A)                ASSETS   MATURITY   AMOUNT     VALUE
  ----------------------------------------------------------------------------

  U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS:

  Maturity of less than 1 year:     5.1%

     Federal Nat'l Mortgage Assoc.
       Notes, 9.550%, due 03/99              0.25     1,000,000   $ 1,008,125
                                                                  ------------

  Maturity of 1 - 5 years:         15.7

     Federal Nat'l Mortgage Assoc.
       Notes, 5.490%, due 08/00              1.75     1,000,000     1,007,813
     U.S. Treasury Notes,
       6.375%, due 08/02                     3.75     2,000,000     2,110,626
                                                                  ------------
                                                                    3,118,439
                                                                  ------------

  Maturity of 5 - 10 years:        23.7

     U.S. Treasury Notes,
       5.875%, due 02/04                     5.25     1,500,000     1,582,969
     Federal Home Loan Bank Notes,
       6.380%, due 10/04                     5.75     1,000,000     1,056,875
     Federal Nat'l Mortgage Assoc.
       Notes, 6.650%, due 03/06              7.25     1,000,000     1,032,187
     Federal Nat'l Mortgage Assoc.
       Notes, 6.860%, due 10/07              8.75     1,000,000     1,031,250
                                                                  ------------
                                                                    4,703,281
                                                                  ------------

  Maturity of 10 - 20 years:        4.5

     Student Loan Marketing Assoc.
       Notes, 7.300%, due 08/12             13.75       750,000       881,719
                                   ------                         ------------

  TOTAL U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS
     (Cost $9,224,967)             49.0%                          $ 9,711,564
                                   ------                         ------------

  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 2

  PC&J PRESERVATION FUND

  DECEMBER 31, 1998

  ----------------------------------------------------------------------------
                                   PERCENT   YEARS
                                   OF NET     TO      PRINCIPAL   MARKET
  SECURITY (Note A)                ASSETS   MATURITY   AMOUNT     VALUE
  ----------------------------------------------------------------------------

  U.S. CORPORATE OBLIGATIONS:

  Maturity of 1 - 5 years:          2.5%

     US Leasing Int'l, Div. of
       Ford, Med Term Notes,
       6.700%, due 09/99                     0.75       500,000   $   503,750
                                                                  ------------

  Maturity of 5 - 10 years:         8.9

     Ford Motor Credit Co. Notes,
       5.125%, due 10/01                     2.75       750,000       744,141
     American Express Credit Corp.
       Notes, 6.125%, due 11/01              3.00       500,000       508,594
     Lehman Brothers Holdings Inc.
       Notes, 7.250%, due 10/03              4.75       500,000       515,312
                                                                  ------------
                                                                    1,768,047
                                   ------                         ------------

  TOTAL U.S. CORPORATE OBLIGATIONS
     (Cost $2,265,990)             11.4                             2,271,797
                                   ------                         ------------


  TAXABLE MUNICIPAL OBLIGATIONS:

  Maturity of 1 - 5 years:          2.7

     Ohio Taxable Development
       Assistance Bonds,
       6.820%, due 04/03                     4.25       500,000       531,065
                                                                  ------------

  Maturity of 5 - 10 years:         8.5

     Rome NY Hsg Dev Corp Taxable
       Bonds, 6.500%, due 01/05              6.00       455,000       465,406
     Cleveland Ohio Airport Taxable
       Bonds, 6.490%, due 01/06              7.00       365,000       383,816
     Chicago Heights Ill. Taxable
       Bonds, 7.350%, due 12/07              9.00       170,000       190,648
     Oklahoma City OK Airport
       Taxable Bonds,
       6.950%, due 07/08                     9.50       475,000       498,845
     Dayton Ohio Taxable Housing
       Improvement Bonds,
       6.250%, due 11/08                    10.00       140,000       142,787
                                                                  ------------

                                                                  $ 1,681,502
                                                                  ------------

  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 3

   PC&J PRESERVATION FUND

  DECEMBER 31, 1998

  ----------------------------------------------------------------------------
                                   PERCENT   YEARS
                                   OF NET     TO      PRINCIPAL   MARKET
  SECURITY (Note A)                ASSETS   MATURITY   AMOUNT     VALUE
  ----------------------------------------------------------------------------

  TAXABLE MUNICIPAL OBLIGATIONS
  (Continued):

  Maturity of 10 - 20 years:       16.4%

     Texas State Taxable Bonds,
       6.550%, due 08/09                    10.75       400,000   $   409,960
     Texas State Water Dev Taxable
       Bonds, 8.800%, due 08/12             13.75        50,000        52,870
     Mississippi State GO Taxable
       Bonds, 6.750%, due 11/12             14.00       300,000       313,752
     Denver CO School Dist. Taxable
       Bonds, 6.940%, due 12/12             14.00       500,000       547,965
     New York City Taxable Bonds,
       9.000%, due 02/13                    14.25        50,000        56,061
     St Cloud MN Taxable Bonds,
       6.700%, due 02/13                    14.25        70,000        71,219
     Dayton Ohio Taxable Bonds,
       6.500%, due 11/13                    15.00       250,000       255,493
     Sacramento CA Redev Agency
       Taxable Bonds,
       6.375%, due 11/13                    15.00       200,000       204,566
     Jackson Cnty Miss GO Taxable
       Bonds, 8.250%, due 03/14             15.25       135,000       151,406
     Jackson Cnty Miss GO Taxable
       Bonds, 8.250%, due 03/15             16.25       110,000       123,006
     Ohio State Taxable Bonds,
       7.600%, due 10/16                    17.75       750,000       830,917
     Palmdale CA Redev Taxable
       Bonds, 7.900%, due 09/17             18.75       225,000       245,824
                                                                  ------------
                                                                    3,263,039
                                                                  ------------

  Maturity of over 20 years:        2.1
     California Housing Finance
       Agency Rev Bonds,
       7.200%, due 08/19                    20.75       425,000       425,000
                                   ------                         ------------

  TOTAL TAXABLE MUNICIPAL
  OBLIGATIONS
     (Cost $5,757,385)             29.7%                          $ 5,900,606
                                   ------                         ------------

  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 4

  PC&J PRESERVATION FUND

  SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1998

  ----------------------------------------------------------------------------
                                   PERCENT   YEARS
                                   OF NET     TO      PRINCIPAL   MARKET
  SECURITY (Note A)                ASSETS   MATURITY   AMOUNT     VALUE
  ----------------------------------------------------------------------------

  TOTAL U.S. GOVERNMENT AND AGENCY,
  CORPORATE, AND TAXABLE MUNICIPAL 90.1%                          $17,883,967
  OBLIGATIONS (Cost $17,248,342)


  SHORT-TERM OBLIGATIONS            8.1
     Star Treasury Fund                                               641,538
     Star Federal Prime Obligations                                   975,000
                                                                  ------------

  TOTAL SHORT-TERM OBLIGATIONS
     (Cost $1,616,538)                                              1,616,538
                                   ------                         ------------

  TOTAL INVESTMENTS
     (Cost $18,864,880) <F1>       98.2%                          $19,500,505
                                   ======                         ============


<F1>  REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES AND
      DIFFERS FROM VALUE BY NET UNREALIZED APPRECIATION
      (SEE NOTE D)

  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 5

  PC&J PRESERVATION FUND

  STATEMENT OF ASSETS AND LIABILITIES
  DECEMBER 31, 1998
  ----------------------------------------------------------------------------

  ASSETS:
  Investments in securities, at market value
       (Cost basis - $18,864,880) (Notes A & D)                   $19,500,505
  Receivables - Interest                                              368,017
                                                                  ------------
  Total assets                                                     19,868,522

  LIABILITIES _ Accrued expenses (Note B)                             (16,643)
                                                                  ------------

  NET ASSETS                                                      $19,851,879
                                                                  ============


  SHARES OUTSTANDING (Unlimited authorization - no par value):
       Beginning of year                                            1,442,249
       Net increase (Note C)                                          304,026
                                                                  ------------
       End of year                                                  1,746,275
                                                                  ============


  NET ASSET VALUE, offering price and redemption price per share  $    11.37
                                                                  ============

  NET ASSETS CONSIST OF:
       Paid in capital                                            $19,216,254
       Net unrealized appreciation                                    635,625
                                                                  ------------
       Net Assets                                                 $19,851,879
                                                                  ============


  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 6

  PC&J PRESERVATION FUND

  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1998
  ----------------------------------------------------------------------------

  INVESTMENT INCOME - Interest (Note A)                           $ 1,113,729
                                                                  ------------
  EXPENSES (Note B):
       Investment advisory fee                                         89,174
       Management fee                                                  89,173
                                                                  ------------
  Total expenses                                                      178,347
                                                                  ------------

  NET INVESTMENT INCOME                                               935,382
                                                                  ------------


  REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
       Net realized gain on investments                               241,455
       Change in unrealized appreciation of investments               249,373
                                                                  ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     490,828
                                                                  ------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS                      $ 1,426,210
                                                                  ============


  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 7

  PC&J PRESERVATION FUND


  STATEMENTS OF CHANGES IN NET ASSETS
  ----------------------------------------------------------------------------

                                              For The Years Ended December 31,
                                                   1998             1997
                                              --------------------------------
  INCREASE  IN NET ASSETS FROM OPERATIONS:
       Net investment income                  $   935,382         $   871,155
       Net realized gain(loss) on investments     241,455             (23,053)
       Change in unrealized appreciation of
         investments                              249,373             252,039
                                              ------------        ------------
  Net increase in net assets from operations    1,426,210           1,100,141

  DIVIDENDS TO SHAREHOLDERS:
       Dividends from net investment income      (935,382)           (871,155)
       Dividends from net realized gain on
         investments                             (218,402)                  0
                                              ------------        ------------
  Net decrease in net assets from dividends
    to shareholders                            (1,153,784)           (871,155)

  INCREASE (DECREASE)IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS (Note C)      3,508,181            (308,764)
                                              ------------        ------------

  Total increase (decrease) in net assets       3,780,607             (79,778)

  NET ASSETS:
       Beginning of year                       16,071,272          16,151,050
                                              ------------        ------------
       End of year                            $19,851,879         $16,071,272
                                              ------------        ------------


  SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 8

  PC&J PRESERVATION FUND


  NOTES TO FINANCIAL STATEMENTS
  ----------------------------------------------------------------------------

  A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PC&J Preservation Fund (the 'Fund') commenced operations on April 30, 1985, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is preservation of capital through investment in fixed-income obligations.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (1) Security Valuations - Investments in securities for which quotations are readily available are valued on the basis of quotations from dealers or an independent pricing service with consideration of such factors as yield, coupon rate, maturity, type of issue and other market information. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

     (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     (3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). All premiums and discounts are amortized or accreted for both financial and tax reporting purposes as required by Federal Income Tax regulations. Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Interest income is accrued daily.

  B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

     The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund.
     Investment advisory fees were $89,174 for the year ended
     December 31, 1998.

     The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $89,173 for the year ended December 31, 1998.

     The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

     Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.
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                                   Page 9

  PC&J PRESERVATION FUND


  NOTES TO FINANCIAL STATEMENTS - (Concluded)
  ----------------------------------------------------------------------------

  C. CAPITAL SHARE          For the Year Ended           For the Year Ended
     TRANSACTIONS           December 31, 1998            December 31, 1997

    Shares sold            323,475    $3,761,985       108,897    $1,228,914
    Shares issued in
     reinvestment of
     dividends             101,493     1,153,784        78,178       871,155
                          ---------   -----------     ---------   -----------
                           425,968     4,915,769       187,075     2,100,068
    Shares redeemed       (120,942)   (1,407,588)     (217,283)   (2,408,833)
                          ---------   -----------     ---------   -----------
    Net increase
     (decrease)            304,026    $3,508,181      ( 30,208)   $ (308,764)

                          ---------   -----------     ---------   -----------


  D. INVESTMENT TRANSACTIONS

     Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 1998, aggregated $4,980,024 and $0, respectively. Purchases and sales of long-term U.S. Government Securities for the year ended December 31, 1998, aggregated $4,984,816 and $7,643,908, respectively.

     At December 31, 1998, gross unrealized appreciation on investments was $658,919 and gross unrealized depreciation on investments was $23,294 for a net unrealized appreciation of $635,625 for financial reporting and federal income tax purposes.

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                                   Page 10

  PC&J PRESERVATION FUND

  FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected Data for Each Share             For The Years Ended December 31,
of Capital Stock Outstanding
Throughout the Year                 1998     1997     1996     1995     1994
                                   -------------------------------------------
NET ASSET VALUE-BEGINNING OF YEAR  $11.14   $10.97   $11.32   $10.34   $11.31
                                   -------  -------  -------  -------  -------
Income from investment operations:
  Net investment income              0.57     0.64     0.62     0.59     0.70
  Net realized and unrealized
    gain (loss) on securities        0.36     0.17    (0.31)    0.98    (0.97)
                                   -------  -------  -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS     0.93     0.81     0.31     1.57    (0.27)
                                   -------  -------  -------  -------  -------
Less dividends:
  From net investment income        (0.57)   (0.64)   (0.62)   (0.59)   (0.70)

  From net realized gain
    on investments                  (0.13)   (0.00)   (0.04)   (0.00)   (0.00)
                                   -------  -------  -------  -------  -------
TOTAL DIVIDENDS                     (0.70)   (0.64)   (0.66)   (0.59)   (0.70)
                                   -------  -------  -------  -------  -------

NET ASSET VALUE-END OF YEAR        $11.37   $11.14   $10.97   $11.32   $10.34
                                   =======  =======  =======  =======  =======

TOTAL RETURN                         8.35%    7.38%    2.75%   15.18%   (2.39%)

RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.00%    1.00%    1.00%    1.00%    1.00%
  Net investment income              5.25%    5.62%    5.38%    5.56%    5.83%

Portfolio turnover rate             44.50%   31.39%   28.66%   25.62%   30.03%

Net assets at end of year (000's)  $19,852  $16,071  $16,151  $16,472  $14,261

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                                   Page 11

  INDEPENDENT AUDITORS' REPORT


  The Board of Trustees and Shareholders,
  PC&J Preservation Fund:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Preservation Fund as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

  \S\ Deloitte & Touche LLP
  DELOITTE & TOUCHE LLP

  January 22, 1999
  Dayton, Ohio

  ------------------------------------------------------------------------